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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   We consent to the use in this Registration Statement of Multilink Technology Corporation on Form S-1 of our report dated June 15, 2000, appearing in the Prospectus, which is part of this Registration Statement.

   We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Los Angeles, California
October 4, 2000